Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	704.31
Total Transaction Valuation	5,100,000.00
Total Offset Amount	0.00
Net Fee	$ 704.31